106



                                  EXHIBIT 32.2
                                  ------------



           This is an Exhibit to the Form 20-F of Sinovac Biotech Ltd.
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                     Attached find the following materials:


               Certification of Lily Wang pursuant to Section 906
               --------------------------------------------------
                        of the Sarbanes-Oxley Act of 2002
                        ---------------------------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 20-F/A-1 for fiscal year ended December 31, 2004 of Sinovac Biotech Ltd., a company organized under the laws of Antigua and Barbuda (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Lily Wang, Chief Financial Officer (Principal Accounting Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 31, 2005                         /s/ Lily Wang
                                            ------------------------------------
                                            Lily Wang, Chief Financial
                                            Officer and Director (Principal
                                            Accounting Officer)















                               End of Exhibit 32.2

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